      Student Loan Finance Corporation

      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended December 31, 2001

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series      Description                                                   Cusip #             Due Date
      -------------------------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes.....................................280907AP1...........December 1, 2035
      1999-1B     Senior Auction Rate Notes.....................................280907AQ9...........December 1, 2035
      1999-1C     Subordinate Auction Rate Notes................................280907AR7...........December 1, 2035
      2000-1A     Senior Auction Rate Notes.....................................280907AS5...........December 1, 2035
      2000-1B     Senior Auction Rate Notes.....................................280907AT3...........December 1, 2035
      2000-1C     Subordinate Auction Rate Notes................................280907AU0...........December 1, 2035
      2001-1A     Senior Auction Rate Notes.....................................280907AV8...........December 1, 2035
      2001-1B     Senior Auction Rate Notes.....................................280907AW6...........December 1, 2035
      2001-1C     Subordinate Auction Rate Notes................................280907AX4...........December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None

      Series 2000-1:
        None

      Series 2001-1:
        None

C.    Principal Outstanding - December, 2001
      --------------------------------------

                            Principal            Principal            Principal           Principal
                         Outstanding,             Borrowed             Payments        Outstanding,
      Series           Start of Month         During Month         During Month        End of Month
      ----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A        $78,000,000.00                $0.00                $0.00      $78,000,000.00
        1999-1B         39,000,000.00                 0.00                 0.00       39,000,000.00
        1999-1C          9,300,000.00                 0.00                 0.00        9,300,000.00
                  ----------------------------------------------------------------------------------
        Total          126,300,000.00                 0.00                 0.00      126,300,000.00
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00                 0.00                 0.00       54,100,000.00
        2000-1B         54,100,000.00                 0.00                 0.00       54,100,000.00
        2000-1C         22,000,000.00                 0.00                 0.00       22,000,000.00
                  ----------------------------------------------------------------------------------
        Total          130,200,000.00                 0.00                 0.00      130,200,000.00
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00                 0.00                 0.00       79,000,000.00
        2001-1B         79,000,000.00                 0.00                 0.00       79,000,000.00
        2001-1C         23,800,000.00                 0.00                 0.00       23,800,000.00
                  ----------------------------------------------------------------------------------
        Total          181,800,000.00                 0.00                 0.00      181,800,000.00
                  ----------------------------------------------------------------------------------
      Totals          $438,300,000.00                $0.00                $0.00     $438,300,000.00
                  ==================================================================================

D.    Accrued Interest Outstanding - December, 2001
      ---------------------------------------------

                     Accrued Interest             Interest             Interest    Accrued Interest             Interest
                         Outstanding,              Accrued             Payments        Outstanding,           Rate As Of
      Series           Start of Month         During Month         During Month        End of Month         End Of Month
      -------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A            $84,348.33          $149,911.67          $138,926.67          $95,333.33             2.20000%
        1999-1B             42,358.33            76,591.67            69,766.67           49,183.33             2.27000%
        1999-1C             10,540.00            18,703.33            17,360.00           11,883.33             2.30000%
                  ----------------------------------------------------------------------------------
        Total              137,246.66           245,206.67           226,053.34          156,399.99
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A             79,496.94           109,101.67            96,778.89           91,819.72             2.35000%
        2000-1B             54,773.24           103,896.05            95,853.18           62,816.11             2.20000%
        2000-1C             33,733.33            45,466.67            41,066.67           38,133.33             2.40000%
                  ----------------------------------------------------------------------------------
        Total              168,003.51           258,464.39           233,698.74          192,769.16
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A             41,255.56           154,598.61           139,237.50           56,616.67             2.15000%
        2001-1B             10,533.33           161,072.23           147,466.67           24,138.89             2.20000%
        2001-1C             12,693.33            47,996.67            42,840.00           17,850.00             2.25000%
                  ----------------------------------------------------------------------------------
        Total               64,482.22           363,667.51           329,544.17           98,605.56
                  ----------------------------------------------------------------------------------
      Totals              $369,732.39          $867,338.57          $789,296.25         $447,774.71
                  ==================================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                      Interest Period

      Series            Starting Date        Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A             06-Feb-02               10.83%
        1999-1B             06-Feb-02               10.66%
        1999-1C             06-Feb-02               10.56%
      Series 2000-1:
        2000-1A             31-Jan-02               10.32%
        2000-1B             07-Feb-02               10.42%
        2000-1C             31-Jan-02               10.22%
      Series 2001-1:
        2001-1A             14-Feb-02               10.07%
        2001-1B             24-Jan-02                9.43%
        2001-1C             14-Feb-02                9.82%

F.    Noteholders' Carry-Over Amounts - December, 2001
      ------------------------------------------------

                           Carry-Over                                                    Carry-Over
                             Amounts,            Additions             Payments            Amounts,
      Series           Start of Month         During Month         During Month        End of Month
      ----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00               $0.00
        1999-1B                  0.00                 0.00                 0.00                0.00
        1999-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                0.00
        2000-1B                  0.00                 0.00                 0.00                0.00
        2000-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                0.00
        2001-1B                  0.00                 0.00                 0.00                0.00
        2001-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00               $0.00
                  ==================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - December, 2001
      --------------------------------------------------------------------

                              Accrued             Interest             Interest             Accrued
                            Interest,              Accrued             Payments           Interest,
      Series           Start of Month         During Month         During Month        End of Month
      ----------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00               $0.00
        1999-1B                  0.00                 0.00                 0.00                0.00
        1999-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                0.00
        2000-1B                  0.00                 0.00                 0.00                0.00
        2000-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                0.00
        2001-1B                  0.00                 0.00                 0.00                0.00
        2001-1C                  0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ----------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00               $0.00
                  ==================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - December, 2001
      ------------------------------

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month...................................................      $6,574,500.00
      Additions During Month (From Issuance of Notes)...........................               0.00
      Less Withdrawals During Month.............................................               0.00
                                                                                --------------------
      Balance, End of Month.....................................................      $6,574,500.00
                                                                                ====================

B.    Capitalized Interest Accounts - December, 2001
      ----------------------------------------------

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month...................................................      $4,292,743.15
      Additions During Month (From Issuance of Notes)...........................               0.00
      Less Withdrawals During Month.............................................      (4,292,743.15)
                                                                                --------------------
      Balance, End of Month.....................................................              $0.00
                                                                                ====================

C.    Acquisition Accounts - December, 2001
      -------------------------------------

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month...................................................      $6,609,379.56
      Additions During Month:
        Acquisition Funds from Note Issuance....................................               0.00
        Recycling from Surplus Funds............................................       9,214,022.34
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired......................................................               0.00
        Accrued Income..........................................................               0.00
        Premiums and Related Acquisition Costs..................................               0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired......................................................     (11,504,581.27)
        Premiums and Related Acquisition Costs..................................        (112,656.36)
                                                                                --------------------
      Balance, End of Month.....................................................      $4,206,164.27
                                                                                ====================

D.    Alternative Loan Guarantee Accounts - December, 2001
      ----------------------------------------------------

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month...................................................      $2,385,478.13
      Additions During Month (Initial Purchase of Student Loans)................               0.00
      Guarantee Fees Received (Refunded) During Month...........................          88,175.00
      Interest Received During Month............................................           3,701.59
      Other Additions During Month..............................................           4,144.17
      Less Withdrawals During Month for Default Payments........................        (201,985.90)
                                                                                --------------------
      Balance, End of Month.....................................................      $2,279,512.99
                                                                                ====================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - December, 2001
      ---------------------------------------------------

                                                                                             Amount
                                                                                --------------------
      Balance, Start of Month...................................................    $387,092,073.43
      Initial Purchase of Eligible Loans........................................               0.00
      Transfers.................................................................               0.00
      Loans Purchased / Originated..............................................      11,504,581.27
      Capitalized Interest......................................................         669,114.31
      Less Principal Payments Received..........................................      (7,335,369.39)
      Less Defaulted Alternative Loans Transferred..............................        (192,999.00)
      Other Increases (Decreases)...............................................          (8,321.48)
                                                                                --------------------
      Balance, End of Month.....................................................    $391,729,079.14
                                                                                ====================

B.    Composition of Student Loan Portfolio as of December 31, 2001
      -------------------------------------------------------------

                                                                                             Amount
                                                                                --------------------
      Aggregate Outstanding Principal Balance...................................    $391,729,079.14
      Number of Borrowers.......................................................             58,650
      Average Outstanding Principal Balance Per Borrower........................             $6,679
      Number of Loans (Promissory Notes)........................................            117,188
      Average Outstanding Principal Balance Per Loan............................             $3,343
      Weighted Average Interest Rate............................................              6.29%

C.    Distribution of Student Loan Portfolio by Loan Type as of December 31, 2001
      ---------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Loan Type                                                         Balance             Percent
      ----------------------------------------------------------------------------------------------
      Stafford - Subsidized................................     $153,623,860.16               39.2%
      Stafford - Unsubsidized..............................       96,053,513.13               24.5%
      Stafford - Nonsubsidized.............................            3,273.37                0.0%
      PLUS.................................................       30,045,980.06                7.7%
      SLS..................................................           88,998.16                0.0%
      Consolidation........................................       36,732,315.48                9.4%
      Alternative..........................................       75,181,138.78               19.2%
                                                           -----------------------------------------
      Total................................................     $391,729,079.14              100.0%
                                                           =========================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of December 31, 2001
      -------------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Interest Rate                                                     Balance             Percent
      ----------------------------------------------------------------------------------------------
      Less Than 5.00%......................................               $0.00                0.0%
      5.00% to 5.49%.......................................       71,569,668.45               18.3%
      5.50% to 5.99%.......................................      152,241,094.15               38.9%
      6.00% to 6.49%.......................................       20,352,208.23                5.2%
      6.50% to 6.99%.......................................      110,362,061.66               28.2%
      7.00% to 7.49%.......................................        2,337,180.05                0.6%
      7.50% to 7.99%.......................................       21,171,041.90                5.4%
      8.00% to 8.49%.......................................        9,540,945.25                2.4%
      8.50% to 8.99%.......................................        2,757,280.60                0.7%
      9.00% to 9.49%.......................................          292,745.07                0.1%
      9.50% or Greater.....................................        1,104,853.78                0.3%
                                                           -----------------------------------------
      Total................................................     $391,729,079.14              100.0%
                                                           =========================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of December 31, 2001
      -----------------------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Borrower Payment Status                                           Balance             Percent
      ----------------------------------------------------------------------------------------------
      School...............................................      $72,382,896.40               18.5%
      Grace................................................       27,092,033.82                6.9%
      Repayment............................................      239,620,276.87               61.2%
      Deferment............................................       40,966,620.71               10.5%
      Forbearance..........................................       11,667,251.34                3.0%
                                                           -----------------------------------------
      Total................................................     $391,729,079.14              100.0%
                                                           =========================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of December 31, 2001
      ------------------------------------------------------------------------------------

                                                                Percent by Outstanding Balance
                                                           -----------------------------------------
                                               Outstanding            Excluding
                                                 Principal         School/Grace        All Loans in
      Delinquency Status                           Balance         Status Loans           Portfolio
      ----------------------------------------------------------------------------------------------
      31 to 60 Days...................       $9,318,456.74                 3.2%                2.4%
      61 to 90 Days...................        4,548,036.43                 1.6%                1.2%
      91 to 120 Days..................        2,735,855.20                 0.9%                0.7%
      121 to 180 Days.................        5,573,601.71                 1.9%                1.4%
      181 to 270 Days.................        3,607,772.50                 1.2%                0.9%
      Over 270 Days...................        1,100,256.77                 0.4%                0.3%
      Claims Filed, Not Yet Paid......        1,012,760.62                 0.3%                0.3%
                                      --------------------------------------------------------------
      Total...........................      $27,896,739.97                 9.5%                7.1%
                                      ==============================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of December 31, 2001
      ----------------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Guarantee Status                                                  Balance             Percent
      ----------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%...........................         $873,521.01                0.2%
      FFELP Loan Guaranteed 98%............................      315,674,419.35               80.6%
      Alternative Loans Non-Guaranteed.....................       75,181,138.78               19.2%
                                                           -----------------------------------------
      Total................................................     $391,729,079.14              100.0%
                                                           =========================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of December 31, 2001
      ----------------------------------------------------------------------------------

                                                                    Outstanding
                                                                      Principal
      Guarantee Agency                                                  Balance             Percent
      ----------------------------------------------------------------------------------------------
      Education Assistance Corporation.....................     $196,230,444.32               50.1%
      Great Lakes Higher Education Corporation.............       69,473,996.05               17.7%
      California Student Aid Commission....................       17,792,672.15                4.5%
      Student Loans of North Dakota........................        8,121,996.12                2.1%
      Texas GSLC...........................................        4,871,391.16                1.2%
      Pennsylvania Higher Education Assistance
       Agency..............................................        7,129,842.97                1.8%
      United Student Aid Funds, Inc........................       11,877,233.20                3.0%
      Other Guarantee Agencies.............................        1,050,364.39                0.3%
      Alternative Loans Non-Guaranteed.....................       75,181,138.78               19.2%
                                                           -----------------------------------------
      Total................................................     $391,729,079.14              100.0%
                                                           =========================================

I.    Fees and Expenses Accrued For / Through December, 2001
      -------------------------------------------------------

                                                                     For The 12
                                                                   Months Ended
                                            December, 2001        Dec. 31, 2001
                                      ------------------------------------------
      Servicing Fees..................         $342,762.95        $3,006,017.00
      Indenture Trustee Fees..........            9,131.36            83,062.94
      Broker / Dealer Fees............           94,356.24           797,523.52
      Auction Agent Fees..............            7,548.51            67,667.60
      Other Permitted Expenses........                0.00                 0.00
                                      ------------------------------------------
      Total...........................         $453,799.06        $3,954,271.06
                                      ==========================================

J.    Ratio of Assets to Liabilities as of December 31, 2001
      ------------------------------------------------------

                                                                         Amount
                                                           ---------------------
      Total Indenture Assets...............................     $446,210,500.27
      Total Indenture Liabilities..........................      439,215,546.04
                                                           ---------------------
      Ratio................................................             101.59%
                                                           =====================